UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
METAL MANAGEMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33044	94-2835068

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 N. LaSalle St., Suite 550, Chicago, IL	60610

(Address of Principal Executive Offices)	(Zip Code)
(312) 645-0700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
EXHIBIT INDEX
Presentation

Item 7.01.     Regulation FD Disclosure.
     On December 6, 2006, Daniel W. Dienst, Metal Management, Inc.’s Chief Executive Officer and President, and Robert C. Larry, Metal Management Inc.’s Chief Financial Officer, provided a company presentation at the Goldman Sachs Global Steel CEO Forum in New York, New York. The presentation is included as Exhibit 99.1 to this report and is also posted on Metal Management, Inc.’s web site at www.mtlm.com.
     The information in Item 7.01 and Exhibit 99.1 is being furnished, not filed. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 9.01.     Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Metal Management, Inc. Presentation at Goldman Sachs Global Steel CEO Forum.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAL MANAGEMENT, INC.
DATE: December 6, 2006	By:	/s/ Amit N. Patel
Amit N. Patel
Vice President and Controller

METAL MANAGEMENT, INC.
EXHIBIT INDEX

Exhibit
Number	Description
99.1	Metal Management, Inc. Presentation at Goldman Sachs Global Steel CEO Forum.